EXHIBIT 21.1

SUBSIDIARIES OF D.R. HORTON, INC.

As of September 30, 2004

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
2 C Development Co., LLC	California
91st Avenue & Happy Valley, L.L.C.	Arizona
Barkdale Properties, LLC	Washington
C. Richard Dobson Builders, Inc.	Virginia	Dobson Builders
CH Funding, LLC	Delaware
CH Investments of Texas, Inc.	Delaware
CHM Partners, LP	Texas
CHI Construction Company	Arizona
CHTEX of Texas, Inc.	Delaware
The Club at Pradera, Inc.	Delaware	D.R. Horton — Continental Series, D.R. Horton — Astanté

Continental Homes, Inc.	Delaware	Series Continental Homes, D.R. Horton Homes, Milburn Homes, Sam

Continental Homes of Texas, L.P.	Texas	Houston Homes Continental Homes, D.R. Horton

Continental Residential, Inc.	California	America’s Builder
Continental Traditions, LLC	Arizona	Continental Homes
Custom Title, LLC	Maryland
Cypress Road, L.P.	California
Desert Ridge Phase I Partners	Arizona
DHI Insurance, Inc.	Vermont
DHI Mortgage Company	Colorado
DHI Mortgage Company GP, Inc.	Delaware
DHI Mortgage Company LP, Inc.	Delaware
DHI Mortgage Company, Ltd.	Texas	CH Mortgage Company I, Ltd.

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
DHI Ranch, Ltd.	Texas
DHI Title GP, Inc.	Texas
DHI Title LP, Inc.	Delaware
DHI Title of Arizona, Inc.	Arizona	Century Title Company
DHI Title of Florida, Inc.	Florida
DHI Title of Minnesota, Inc.	Delaware
DHI Title of Nevada, Inc.	Delaware
DHI Title of Texas, Ltd.	Texas
DRH Cambridge Homes, Inc.	California
DRH Cambridge Homes, LLC	Delaware
DRH Capital Trust I	Delaware
DRH Capital Trust II	Delaware
DRH Capital Trust III	Delaware
DRH Colorado Realty, Inc.	Delaware
DRH Construction, Inc.	Delaware
DRH Energy, Inc.	Colorado
DRH Insurance Agency, Inc.	Texas
DRHFS Mortgage Reinsurance, Ltd.	Turks & Caicos
DRHI, Inc.	Delaware	D.R. Horton
DRH Life Insurance Agency, Inc.	Texas
DRH Properties, Inc.	Arizona
DRH Realty Company, Inc.	California
DRH Regrem IV, Inc.	Delaware
DRH Regrem V, Inc.	Delaware
DRH Regrem VII, LP	Texas
DRH Regrem VIII, LLC	Delaware
DRH Regrem IX, Inc.	Delaware
DRH Regrem X, Inc.	Delaware

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
DRH Regrem XI, Inc.	Delaware
DRH Regrem XII, LP	Texas
DRH Southwest Construction Company, Inc.	California
DRH Tucson Construction, Inc.	Delaware
D.R. Horton, Inc. — Birmingham	Alabama	Regency Homes
D.R. Horton, Inc. — Chicago	Delaware
D.R. Horton, Inc. — Denver	Delaware	Trimark Communities, D.R. Horton - Trimark Series

D.R. Horton, Inc. — Dietz-Crane	Delaware	Dietz-Crane
D.R. Horton, Inc. — Foundation	Texas
D.R. Horton, Inc. — Greensboro	Delaware	Arappco Homes Continental Homes, Continental

D.R. Horton, Inc. — Jacksonville	Delaware	Homes — Jacksonville
D.R. Horton, Inc. — Louisville	Delaware	Mareli Development & Construction
D.R. Horton, Inc. — Los Angeles	Delaware
D.R. Horton, Inc. — Minnesota	Delaware	Joe Miller Homes
D.R. Horton, Inc. — New Jersey	Delaware	SGS Communities
D.R. Horton, Inc. — Portland	Delaware	RMP Properties
D.R. Horton, Inc. — Sacramento	California	D.R. Horton America’s Builder
D.R. Horton, Inc. — Torrey	Delaware	Torrey
D.R. Horton Los Angeles Holding Company, Inc.	California	D.R. Horton America’s Builder
D.R. Horton Management Company, Ltd.	Texas
D.R. Horton Materials, Inc.	Delaware
D.R. Horton San Diego Holding Company, Inc.	California
D.R. Horton — Emerald, Ltd.	Texas	Dietz-Crane Homes, D.R. Horton Homes, Emerald Homes, Emerald Builders

D.R. Horton — Schuler Homes, LLC	Delaware
D.R. Horton — Texas, Ltd.	Texas	Continental Homes

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Encore II, Inc.	Arizona
Encore Venture Partners, L.P.	Delaware
Encore Venture Partners II (California), L.P.	Delaware
Encore Venture Partners II (Texas), L.P.	Delaware
GP-Encore, Inc.	Arizona
Golden Fox LLC	Colorado
Grande Realty Incorporated	New Jersey	Distinguished Realty Co.
Grand Title Agency, Inc.	New Jersey
Greywes LLC	California
HPH Homebuilders LP 1995	California
HPH Homebuilders LP 1996	California
HPH Homebuilders 2000 L.P.	California
Haskell Canyon Partners, L.P.	California	D.R. Horton America’s Builder
Haskell Canyon Partners II, L.P.	California	D.R. Horton America’s Builder
Iao Partners	Hawaii
Kaomalo LLC	Hawaii
KDB Homes, Inc.	Delaware	Continental Homes, D.R. Horton - Continental Series

Livermore Homebuilders L.P.	California
Meadows I, Ltd.	Delaware
Meadows II, Ltd.	Delaware
Meadows VIII, Ltd.	Delaware
Meadows IX, Inc.	New Jersey
Meadows X, Inc.	New Jersey
Melody Homes, Inc.	Delaware
Melmort Co.	Colorado
Metro Star Canyon LLC	Colorado
Metro Title, LLC	Virginia

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Millwood J.V. II	Texas
Oakley-Avalon LP	California
Rielly Carslbad LLC	Delaware
Rielly Homes Madison LLC	Delaware
Schuler Homes of Arizona LLC	Delaware
Schuler Homes of California, Inc.	California
Schuler Homes of Oregon, Inc.	Oregon
Schuler Homes of Washington, Inc.	Washington	Stafford Homes, Keys & Schuler Homes, Schuler Homes Northwest

Schuler Mortgage, Inc.	Delaware
Schuler Realty of Hawaii, Inc.	Hawaii
SGS Communities at Battleground, LLC	New Jersey	SGS Communities
SGS Communities at Grand Quay, LLC	New Jersey	SGS Communities
SHA Construction LLC	Delaware
SHLR of California, Inc.	California
SHLR of Colorado, Inc.	Colorado
SHLR of Nevada, Inc.	Nevada
SHLR of Utah, Inc.	Utah
SHLR of Washington, Inc.	Washington
SRHI LLC	Delaware	D.R. Horton America’s Builder
SSHI LLC	Delaware
Surprise Village North, LLC	Arizona
Travis County Title Company	Texas	Arizona Traditions Travis County Title, DHI Title of Georgia, DHI Title of Central Texas

Venture Management of South Carolina, LLC	South Carolina
Vertical Construction Corporation	Delaware	Schuler Homes

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Waiakoa Estates Subdivision Joint Venture	Hawaii
Western Pacific Brea Development, LLC	Delaware
Western Pacific Funding, Inc.	California
Western Pacific Housing, Inc.	Delaware	D.R. Horton America’s Builder
Western Pacific Housing-Antigua, LLC	Delaware
Western Pacific Housing-Ashland Park	Delaware
Western Pacific Housing-Aviara, L.P.	California
Western Pacific Housing-Boardwalk, LLC	Delaware
Western Pacific Housing-Broadway, LLC	Delaware
Western Pacific Housing-Camarillo I, LLC	Delaware
Western Pacific Housing-Canyon Park, LLC	Delaware
Western Pacific Housing-Carmel, LLC	Delaware
Western Pacific Housing-Carrillo, LLC	Delaware
Western Pacific Housing Co., a California Limited Partnership	California
Western Pacific Housing-Communications Hill, LLC	Delaware
Western Pacific Housing-Copper Canyon, LLC	Delaware	D.R. Horton America’s Builder
Western Pacific Housing-Coto Venture, L.P.	California	D.R. Horton America’s Builder
Western Pacific Housing-Creekside, LLC	Delaware
Western Pacific Housing-Culver City, L.P.	California	D.R. Horton America’s Builder
Western Pacific Housing-Del Valle, LLC	Delaware	D.R. Horton America’s Builder
Western Pacific Housing-Lomas Verdes, LLC	Delaware
Western Pacific Housing-Lost Hills Park, LLC	Delaware	D.R. Horton America’s Builder
Western Pacific Housing-Lyons Canyon Partners, LLC	Delaware	D.R. Horton America’s Builder

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Western Pacific Housing Management, Inc.	California	D.R. Horton America’s Builder
Western Pacific Housing-McGonigle Canyon LLC	Delaware
Western Pacific Housing-Mountaingate, L.P.	California	D.R. Horton America’s Builder
Western Pacific Housing-Norco Estates, LLC	Delaware
Western Pacific Housing-Oso, L.P.	California
Western Pacific Housing-Pacific Park II, LLC	Delaware
Western Pacific Housing-Park Avenue East, LLC	Delaware
Western Pacific Housing-Park Avenue West, LLC	Delaware
Western Pacific Housing-Playa Vista, LLC	Delaware	D.R. Horton America’s Builder
Western Pacific Housing-Poinsettia, L.P.	California
Western Pacific Housing-River Ridge, LLC	Delaware	D.R. Horton America’s Builder
Western Pacific Housing-Robinhood Ridge, LLC	Delaware
Western Pacific Housing-Santa Fe, LLC	Delaware
Western Pacific Housing-Scripps, L.P.	California
Western Pacific Housing-Scripps II, LLC	Delaware
Western Pacific Housing-SDG, LLC	California
Western Pacific Housing-Seacove, L.P.	California	D.R. Horton America’s Builder
Western Pacific Housing-Studio 528, LLC	Delaware
Western Pacific Housing-Terra Bay Duets, LLC	Delaware	D.R. Horton America’s Builder
Western Pacific Housing-Torrance, LLC	Delaware	D.R. Horton America’s Builder
Western Pacific Housing-Torrey Commercial, LLC	Delaware
Western Pacific Housing-Torrey Meadows, LLC	Delaware
Western Pacific Housing-Torrey Multi-Family, LLC	Delaware
Western Pacific Housing-Torrey Village Center, LLC	Delaware

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS
Western Pacific Housing-Vineyard Terrace, LLC	Delaware	D.R. Horton America’s Builder
Western Pacific Housing-Westlake II, L.P.	California
Western Pacific Housing-Windemere, LLC	Delaware	D.R. Horton America’s Builder
Western Pacific Housing-Windflower, L.P.	California	D.R. Horton America’s Builder
WPH-Camino Ruiz, LLC	Delaware
WPH-Copper Canyon, LLC	Delaware	D.R. Horton America’s Builder
WPH-Copper Canyon II, LLC	Delaware	D.R. Horton America’s Builder
WPHD/Camarillo, LLC	California	D.R. Horton America’s Builder
WPHD/Ventura, LLC	California
WPH-Oxnard Coastal, LLC	Delaware	D.R. Horton America’s Builder
WPH-Palmer Del Valle, LLC	Delaware	D.R. Horton America’s Builder